Forward-Looking Statements
Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements
are
subject
to
risks
and
uncertainties,
which
could
cause
actual
results
to
differ
materially
from
those
anticipated.
Such
statements
are
based
on
management's
beliefs
as
well
as
assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,”
“potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC) including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and
Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
•
adverse changes in the demand for or ongoing low pricing of the capacity and energy that we sell into wholesale electricity markets,
•
adverse changes in energy industry law, policies and regulations, including market structures and transmission planning,
•
any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators, including prudency reviews, disallowances
and changes in authorized returns,
•
any deterioration in our credit quality or the credit quality of our counterparties,
•
changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
•
adverse
outcomes
of
any
legal,
regulatory
or
other
proceeding,
settlement,
investigation
or
claim
applicable
to
us
and/or
the
energy
industry,
•
changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations or increase the cost of our nuclear generating units,
•
actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
•
any inability to manage our energy obligations, available supply and risks,
•
delays or unforeseen cost escalations in our construction and development activities, or the inability to recover the carrying amount of our assets,
•
availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
•
increases in competition in energy supply markets as well as for transmission projects,
•
changes in technology, such as distributed generation, storage and micro grids, and greater reliance on these technologies,
•
changes in customer behaviors, including increases in energy efficiency, net-metering and demand response,
•
adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
•
any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
•
acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
•
delays in receipt of necessary permits and approvals for our construction and development activities,
•
any inability to achieve, or continue to sustain, our expected levels of operating performance,
•
changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
•
an extended economic recession,
•
an inability to realize anticipated tax benefits or retain tax credits,
•
challenges associated with recruitment and/or retention of a qualified workforce, and
•
changes in the credit quality and the ability of lessees to meet their obligations under our domestic leveraged leases.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The
forward-looking
statements
contained
in
this
report
are
intended
to
qualify
for
the
safe
harbor
provisions
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities Exchange Act of 1934, as amended.
EXHIBIT 99

GAAP Disclaimer
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in
addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).
Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Operating Earnings exclude gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and material one-time items.  Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense costs at Power’s fossil generation facilities. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income to reconcile to Operating Earnings
and
Adjusted EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears.
Management uses Operating Earnings and Adjusted EBITDA in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. The presentation of
Operating Earnings and Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition,
Operating Earnings and Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies.
Due to the forward looking nature of Operating Earnings and Adjusted EBITDA guidance, PSEG is unable to reconcile these non-
GAAP financial measures to the most directly comparable GAAP financial measure.  Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility.

Operational Excellence:  Maintaining
reliability and improving performance as we
control costs in low price environment
Financial
Strength:  Strong financial position
supports investment program and dividend
growth
Disciplined Investment:
•
Balanced business mix
•
Robust pipeline of opportunities
Results:
•
3
rd
year of Operating EPS* growth
•
Continued dividend growth
•
Best in class utility growth rate
•
Addition of efficient CCGT capacity
enhances market position
DISCIPLINED
INVESTMENT
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE
ENGAGED
WORKFORCE
PSEG’s Strategy
Investment program delivering results
* SECOND YEAR OF EPS GROWTH.

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Rate Base ($ in Millions)
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$/Share
2011
2012
2013
2014
2015
Distribution Rate Base
Transmission Rate Base

PSEG

PSE&G’s investment program
Meeting public policy goals and customer needs
PSE&G Rate Base and Earnings
* DISTRIBUTION RATE BASE INCLUDES SOLAR AND ENERGY EFFICIENCY
2011-2015
EPS
CAGR:  11%
PSE&G Earnings

Operating Earnings
Disciplined investment program and focus on operational
excellence have supported growth
Power’s
diverse fuel
mix and dispatch
flexibility continue to
generate strong
earnings and free cash
flow in low price
environment
PSE&G’s
investment
program has resulted
in an increased
contribution to PSEG’s
earnings
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING
EARNINGS.  E=ESTIMATE   ** 2016 PERCENTS USE MIDPOINT OF 2016 OPERATING EARNINGS GUIDANCE.
Operating Earnings* Contribution by Subsidiary
**
**

$2.76

Achieved ~11% annual earnings growth
over the past four years through implementation of supportive rate mechanisms on our expanded capital program and cost control
$1.03
$1.04
$1.21
$1.43
$1.55
2011
2012
2013
2014
2015
PSE&G Earnings Per Share

Increasing investment across our portfolio
Transmission
•
Large portfolio of projects to meet ongoing reliability and life-cycle requirements
Electric Distribution
•
Base spending
•
Infrastructure investment programs with clause recovery
Energy Strong (ES) and related programs
Electric System Modernization Program (ESMP)
Gas Distribution
•
Base spending
•
Infrastructure investment programs with clause recovery
Energy Strong (ES) and related programs
Gas System Modernization Program (GSMP)
Solar and Energy Efficiency
•
Recently filed with NJBPU to extend our successful Solar 4 All program, with a request to invest an additional ~$240 million to develop an additional 100 MW dc
of grid-connected solar capacity on landfills and brownfields by year-end 2021

Solar –
Investment supports New Jersey
policy objectives which have evolved with
focus on utility-scale landfill solar
Program
•
Solar Loan I, II & III
•
Solar 4 All (S4A)
•
S4A Extension
•
Solar Loan III
•
S4A Extension
Requested S4A Extension
(for additional 100 MW
dc
) focused
on landfill and brownfield sites
Investment
~$545M
~$140M
May 2016 request to invest
~$240M in a multi-year program
ROE /
Recovery
mechanism
9.75% -
10.3%
Clause recovery
9.75%
Clause recovery
TBD
Clause recovery
2011 –
2015
2016 –
2020
(base)
Incremental to base –
Emergent and ongoing

PSE&G’s 2016 earnings updated to reflect
first-half 2016 results, expanded investment programs and cost control over the balance of the year
$725
$787
2014
2015
2016 Guidance
PSE&G Earnings
($ Millions)
$900 --
$935E
E =ESTIMATE.  UPDATED AS OF JULY 29, 2016,

Nuclear is a critical element of our
success
Hope Creek
•
Operated by PSEG Nuclear
•
PSEG Ownership: 100%
•
Technology: Boiling Water
Reactor
•
Total Capacity: 1,176 MW
•
Owned Capacity: 1,176 MW
•
License Expiration: 2046
•
Next Refueling
Fall 2016
•
Uprate 18MW Spring 2018
Salem
Units 1 and 2
•
Operated by PSEG Nuclear
•
PSEG Ownership: 57%
•
Technology: Pressurized
Water Reactor
•
Total Capacity: 2,294 MW
•
Owned Capacity: 1,317 MW
•
License Expiration: 2036
and 2040
•
Next Refueling
Unit 1 –
Fall 2017
Unit  2 –
Spring 2017
Peach Bottom
Units 2 and 3
•
Operated by Exelon
•
PSEG Ownership: 50%
•
Technology: Boiling Water
Reactor
•
Total Capacity: 2,502 MW
•
Owned Capacity: 1,251 MW
•
License Expiration: 2033
and 2034
•
Next Refueling
Unit 2 –
Fall 2016
Unit 3 –
Fall 2017
•
Uprate:  130 MW (PS Share)
Unit 2 –
March 2015
Unit 3 –
December 2015

Power’s 2016 operating earnings range
adjusted to incorporate results from the first half of 2016
Power Operating Earnings*
($ Millions)
2014
2015
2016 Guidance
$642
$653
$460 –
$525E
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.      E = ESTIMATE.
UPDATED AS OF JULY 29, 2016.
Net Income
$760
Net Income
$856

$10
$8
$6
$4
$2
$-
$/MMbtu
Jul-16
Jul-17
Jul-18
Jul-19
Transco Z6 Forward
Leidy-Transco Forward

$50
$40
$30
$20
$10
$-
$/MWh
Jul-16
Jul-17
Jul-18
Jul-19

$50
$40
$30
$20
$10
$-
$/MWh
Jan-15
Jan-16
Jan-17
Jan-18
Jan-19
Historical PJM West
Forward PJM West
Historical PS Zone
Forward PS Zone

PSEG

Market Review:
YTD 2016 impacted by weather but forward gas and electric
prices retain seasonal volatility
FORWARDS AS OF JULY 25, 2016
PJM West vs. PS Zone Spark Spreads (2015-2019)
2016 -
2019 Z6
2016  -
2019 PJM West RTC

HEDGE PERCENTAGES AND PRICES AS OF JUNE 30, 2016. UPDATED WITH 2016 BGS AUCTION RESULTS.  REVENUES OF FULL REQUIREMENT LOAD
DEALS BASED ON CONTRACT PRICE, INCLUDING RENEWABLE ENERGY CREDITS, ANCILLARY, AND TRANSMISSION COMPONENTS BUT EXCLUDING
CAPACITY.  HEDGES INCLUDE POSITIONS WITH MTM ACCOUNTING  TREATMENT AND OPTIONS.
Hedging Strategy:  Designed to protect gross margin while
leveraging the portfolio
70
Jul-Dec
2016
2017
2018
Volume TWh
17
36
36
Base Load
% Hedged
100%
80-85%
40-45%
(Nuclear and Base Load Coal)
Price $/MWh
$50
$48
$46
Volume TWh
8
18
23
Intermediate Coal, Combined
% Hedged
30-35%
0%
0%
Cycle, Peaking
Price $/MWh
$50
-
-
Volume TWh
25-26
53-55
58-60
Total
% Hedged
75-80%
55-60%
25-30%
Price $/MWh
$50
$48
$46

PSEG Operating Results
$ Millions (except EPS)
2012
2013
2014
2015
2016E Guidance
PSE&G
$528
$612
$725
$787
$900 -
$935
PSEG Power*
$663
$710
$642
$653
$460 -
$525
Enterprise/Other
$45
($13)
$33
$36
$65
Operating Earnings*
$1,236
$1,309
$1,400
$1,476
$1,425 -
$1,525
Operating EPS*
$2.44
$2.58
$2.76
$2.91
$2.80 -
$3.00E
Net Income
$1,275
$1,243
$1,518
$1,679
EPS
$2.51
$2.45
$2.99
$3.30
% YOY Increase –
PSE&G
15.9%
18.5%
8.6%
16.6%
1
% Regulated Earnings
43%
47%
52%
53%
62%
1
A higher regulated earnings mix due
to
growth in PSE&G earnings with a significant contribution from Power
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.
1 -
BASED
ON
MID-POINT
OF
2016
OPERATING
EARNINGS
GUIDANCE.
E=
ESTIMATE
UPDATED
AS
OF
JULY
29,
2016.

Strong financial position to support our
business initiatives in 2016 and beyond
2016 and Beyond
Earnings
Continuing strong earnings trend in 2016 with guidance
of $2.80 to $3.00 per share
Investment
Deploying significant capital at PSE&G for projects with
contemporaneous returns
Pursuing Power projects that satisfy risk adjusted return
targets
Cash Flow and Credit
Metrics
Continuing strong internal cash flow aided by bonus
depreciation
Funding investment program without equity issuance
Dividends
Providing $0.08 per share dividend increase in 2016 with
opportunity for consistent and sustainable growth

PSE&G
EPS
Annual Dividend Per Share
(2011-2016 CAGR: 3.7%)
Opportunity
for
meaningful and sustainable
dividend growth given significant contribution from PSE&G
earnings and Power’s strong financial profile
Payout
Ratio
50%
58%
56%
54%
54%
57%
(1)
88
$1.84E
$1.77E
$1.64
$1.37
$1.42
$1.44
$1.48
$1.56
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
2011
2012
2013
2014
2015
2016E
(1)
THE 2016 PAYOUT RATIO IS BASED ON THE MIDPOINT OF PSEG'S 2016 OPERATING EARNINGS GUIDANCE
OF $2.80-$3.00E PER SHARE. SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.   E=ESTIMATE

PSEG Summary
•
2015 Operating Earnings of $2.91 were at the upper end of our upwardly revised guidance of $2.85 -
$2.95 per share
•
Forecast high single-digit rate base growth at PSE&G on five year basis from
2015 to 2020, driven by investment in transmission and approved programs
•
Power’s investment program and continued focus on operational excellence with financial strength delivers value in current price environment
•
Strong Balance Sheet and Cash Flow support current capital program and investment in new opportunities without the need for equity
•
Our indicative $0.08 dividend per share increase for 2016 is consistent with our long history of returning cash to the shareholder through the common dividend, with opportunity for consistent and sustainable growth

PSEG Financial Highlights
* SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Maintaining full-year 2016 Operating Earnings guidance of $2.80 -
$3.00
per share*
Reaching the upper end of our guidance range in 2016 will be difficult even with improvements seen in the power markets, expectations for warm summer weather, normal operations and management of O&M
Focused on meeting customer needs for clean, reliable, efficient delivery of energy
Infrastructure Spend
PSE&G capital spending on T&D for 2016 expected to top $3 billion
PSE&G’s Gas System Modernization Program (GSMP) and Energy Strong continue
Keys and Sewaren CCGTs construction is on schedule and on budget
PSE&G has identified more than $500 million of additional infrastructure spend over the current capital spending plan of $12 billion in the 2016-2020 period
Financial position remains strong
Positive cash from Power and increasing cash flow from operations at PSE&G supports dividend growth and funds capital spending program without the need to issue equity
Debt as a percentage of capitalization was 45% at June 30

June 30, 2016
$ Billions
PSEG
PSE&G
Power
Cash and Cash Equivalents
$0.6
$0.2
$0.0
Short Term Debt
$0.0
$0.0
N/A
Long Term Debt
(2)
10.9
7.5
2.9
Common Equity
13.3
8.0
6.3
Total Capitalization
$24.2
$15.5
$9.2
Total Debt / Capitalization
45%
48%
32%
PSE&G Regulated Equity Ratio
(1)
51.4%
Our balance sheet remains strong
(1)
REGULATED EQUITY RATIO INCLUDES CUSTOMER DEPOSITS OF ~$96 MILLION AND EXCLUDES SHORT-TERM DEBT.
(2)   INCLUDES L-T DEBT DUE WITHIN 1 YEAR; EXCLUDES  NON-RECOURSE DEBT OF $7 MILLION.

PSEG Energy Holdings
Investment Portfolio
Equipment
Investment  Balance *
at 06/30/16
($millions)
Merchant Energy Leases
NRG  REMA
Keystone, Conemaugh & Shawville (PA)
3 coal-fired plants (1,162 equity MW)
$ 355
NRG Energy, Inc. / Midwest Gen**
Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,640 equity MW)
$ 218
Regulated Energy Leases
Merrill Creek
Reservoir in NJ  (PECO, MetEd, Delmarva Power & Light)
$ 159
Grand Gulf
Nuclear station in Mississippi (175 equity MW)
$  13
Real Estate Leveraged Leases
GM Renaissance Center; Wal-Marts
$ 58
Real Estate Operating Leases
Office Towers, Shopping Centers -
26 properties
$ 32
Other
Land
$ 5
Total Holdings Investments
$840
* BOOK BALANCE EXCLUDING  DEFERRED TAX ACCOUNTS
**EME AND ITS SUBSIDIARIES FILED CHAPTER 11 BANKRUPTCY ON 12/17/2012.
EME WAS ACQUIRED BY NRG ON APRIL 1 2014.

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE
AND HOW IT DIFFERS FROM NET INCOME.
A
2015
2014
2013
2012
Operating Earnings
1,476
$
1,400
$
1,309
$
1,236
$
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity, pre-tax (PSEG Power)
24
138
86
104
Gain (Loss) on Mark-to-Market (MTM), pre-tax
(a)
(PSEG Power)
157
111
(125)
(18)
Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)
172
(27)
(54)
(66)
Lease Transaction Activity, pre-tax (PSEG Enterprise/Other)
-
-
-
61
Income Taxes related to Operating Earnings reconciling items
(b)
(150)
(104)
27
(42)
Net Income
1,679
$
1,518
$
1,243
$
1,275
$
Fully Diluted Average Shares Outstanding (in Millions)
508
508
508
507
Operating Earnings
2.91
$
2.76
$
2.58
$
2.44
$
Gain (Loss) on NDT Fund Related Activity (PSEG Power)
0.05
0.27
0.17
0.21
Gain (Loss) on Mark-to-Market (MTM), pre-tax
(a)
(PSEG Power)
0.31
0.22
(0.25)
(0.04)
Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)
0.34
(0.05)
(0.11)
(0.13)
Lease Transaction Activity, pre-tax (PSEG Enterprise/Other)
-
-
-
0.12
Income Taxes related to Operating Earnings reconciling items
(b)
(0.31)
(0.21)
0.06
(0.09)
Net Income
3.30
$
2.99
$
2.45
$
2.51
$
(a) Includes the financial impact from positions with forward delivery months.
(b) Income tax effect calculated at 40.85% statutory rate, plus 20% tax on income (losses) from qualified NDT funds.
($ Per Share Impact -
Diluted, Unaudited)
Consolidated Operating Earnings Reconciliation
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items
For the Year Ended
December 31,
($ Million, Unaudited)

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE
AND HOW IT DIFFERS FROM NET INCOME.
B
2016
2015
2016
2015
2015
2014
Operating Earnings
289
$
289
$
752
$
818
$
1,476
$
1,400
$
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity, pre-tax (PSEG Power)
-
3
(8)
10
24
138
Gain (Loss) on Mark-to-Market (MTM), pre-tax
(a)
(PSEG Power)
(171)
48
(149)
14
157
111
Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)
-
45
-
172
172
(27)
Income Taxes related to Operating Earnings reconciling items
(b)
69
(40)
63
(83)
(150)
(104)
Net Income
187
$
345
$
658
$
931
$
1,679
$
1,518
$
Fully Diluted Average Shares Outstanding (in Millions)
508
508
508
508
508
508
Operating Earnings
0.57
$
0.57
$
1.48
$
1.61
$
2.91
$
2.76
$
Gain (Loss) on NDT Fund Related Activity, pre-tax (PSEG Power)
-
0.01
(0.01)
0.02
0.05
0.27
Gain (Loss) on MTM, pre-tax
(a)
(PSEG Power)
(0.34)
0.09
(0.29)
0.02
0.31
0.22
Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)
-
0.09
-
0.34
0.34
(0.05)
Income Taxes related to Operating Earnings reconciling items
(b)
0.14
(0.08)
0.12
(0.16)
(0.31)
(0.21)
Net Income
0.37
$
0.68
$
1.30
$
1.83
$
3.30
$
2.99
$
(a) Includes the financial impact from positions with forward delivery months.
(b) Income tax effect calculated at 40.85% statutory rate, plus 20% tax on income (losses) from qualified NDT funds.
($ Millions, Unaudited)
($ Per Share Impact -
Diluted, Unaudited)
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Consolidated Operating Earnings Reconciliation
Year-Ended
June 30,
December 31,
Six Months Ended
June 30,
Three Months Ended
Reconciling Items